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Exhibit 99.2

Contacts:

J. Jay Lobell Chief Executive Officer & Secretary Paramount Acquisition Corp. (212) 554-4522 jlobell@paramountbio.com	Stephanie Carrington/Elizabeth Scott The Ruth Group 646-536-7017/7014 scarrington@theruthgroup.com escott@theruthgroup.com

Jerry Silva and Steven Silva Enter into Put Option Agreements with Investors

Paramount Announces Postponement of Special Meeting to October 22, 2007

        NEW YORK, NY, October 17, 2007—Paramount Acquisition Corp. (OTCBB: PMQC, PMQCU, PMQCW) ("Paramount") announced today that Jerry Silva, the Chief Executive Officer of Chem Rx, and Steven Silva, the Chief Operating Officer of Chem Rx, who are also the principal stockholders of Chem Rx, entered into put option agreements with certain institutional investors.

        As more fully described in the Current Report on Form 8-K and proxy supplement being filed today by Paramount, the put option agreements provide each investor with an option to require the Silvas to purchase from it the shares of Paramount common stock that the investor purchases between October 18, 2007 and the time of Paramount's special meeting, up to a maximum of 5,879,998 shares. The put options may be exercised beginning nine months after the closing of the transaction with Chem Rx and ending on the first anniversary of the closing. The exercise price for the put options is a price per share equal to the average price paid by the investor to acquire the shares subject to the put option, but not to exceed $6.00 per share.

        As a condition to the exercisability of each of the put options, the investor shall have used its reasonable best efforts to obtain the authorization from any person from whom the investor acquires shares for the investor to vote such shares at the special meeting, or, in the alternative, obtain a proxy card or other evidence from such seller that the shares owned by such seller have been voted in favor of the transaction with Chem Rx.

        In order to give its stockholders additional time to consider and vote on the proposed acquisition of Chem Rx as well the additional information being disclosed today, Paramount also announced that it had postponed the special meeting of its stockholders originally scheduled for 10:00 a.m. (Eastern Daylight Time) today, Wednesday, October 17, 2007. The special meeting is now scheduled to be held at 10:00 a.m. (Eastern Daylight Time) on Monday, October 22, 2007. The meeting will still be held at the offices of Covington & Burling LLP, Paramount's counsel, located at The New York Times Building, 620 8th Avenue, New York, New York 10018.

        Paramount encourages all its stockholders to vote at the special meeting.

        Stockholders that hold their shares in "street name," may provide voting instructions via the Internet or over the telephone per the instructions provided in the materials sent to them by their bank or broker.

        Stockholders that hold their shares in "street name," and demanded conversion of their shares, and later decide that they do not want to convert such shares must direct their banker or broker to withdraw their conversion. Stockholders who have previously tendered their shares to Continental Stock Transfer & Trust Company, Paramount's transfer agent, and wish to withdraw their conversion should contact Continental Stock Transfer & Trust Company, 17 Battery Place, New York, NY 10004, attn: Mark Zimkind, tel. (212) 845-3287, fax (212) 616-7616 to arrange for the return of their shares.

        Paramount stockholders holding their shares in "street name" are encouraged to work closely with their broker to ensure their votes are counted with respect to the special meeting. Stockholders may contact Morrow & Co. Inc., Paramount's proxy solicitor, with any questions at (800) 607-0088; banks and brokers can call (800) 654-2468.

        Stockholders of Paramount are advised to carefully read the definitive proxy statement and any supplements thereto because these documents contain important information about the special meeting and the matters to be voted on.

ABOUT CHEM RX

        Founded more than 40 years ago, Chem Rx is a major, privately-owned long-term care pharmacy serving the New York City metropolitan area, as well as parts of New Jersey, upstate New York, and Pennsylvania. Chem Rx's client base includes skilled nursing facilities and a wide range of other long-term care facilities. Chem Rx provides to more than 61,000 residents prescription and non-prescription drugs, intravenous medications, durable medical equipment items and surgical supplies. Chem Rx's website address is www.chemrx.net.

ABOUT PARAMOUNT ACQUISITION CORP.

        Paramount Acquisition Corp. is a special purpose acquisition corporation that was formed for the specific purpose of effecting a merger, capital stock exchange, asset acquisition, or other similar business combination with an operating business in the healthcare industry. Paramount raised net proceeds of approximately $53 million through its initial public offering consummated in October 2005 and exercise of the over-allotment option, and has dedicated its attention since the offering to seeking and evaluating business combination opportunities.

        Paramount Acquisition Corp. is an affiliate of Paramount BioSciences, LLC, which focuses primarily on the development of promising in-licensed drug candidates. Founded in 1991 by Lindsay A. Rosenwald, M.D., Paramount BioSciences is a unique drug development and health care financial company that, with the assistance of its affiliated life sciences merchant bank, has created approximately 50 start-up companies over the past fifteen years, about half of those over the past four years alone. Since its inception, Paramount BioSciences and its affiliated companies have been involved in the clinical development of more than seventy drug candidates—several of which have reached the market—and have over forty compounds in clinical development today. Paramount BioSciences has extensive experience in all facets of the development of emerging life sciences companies and provides its portfolio companies a wide range of professional and financial support services.

Cautionary Statements

        This press release contains forward-looking statements about Paramount, Chem Rx and their combined business after completion of the proposed business combination. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are based upon the current beliefs and expectations of Paramount's or Chem Rx's management and are subject to risks and uncertainties that could cause actual results to differ from the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: compliance with government regulations; changes in legislation or regulatory environments; requirements or changes adversely affecting the health care industry, including changes in Medicare reimbursement policies; fluctuations in customer demand; management of rapid growth; intensity of competition; timing, approval and market acceptance of new product introductions; general economic conditions; geopolitical events and regulatory changes, as well as other relevant risks detailed in Paramount's filings with the SEC, including its Annual Report on Form 10-KSB for the year ended December 31, 2006. The information set forth herein should be read in light of such risks. Paramount does not assume any obligation to update the information contained in this press release.

        Additional information concerning the transaction is included in the definitive proxy statement filed by Paramount with the SEC on October 2, 2007, the proxy supplements filed by Paramount with the SEC on October 12, 2007 and October 17, 2007, and the Current Report on Form 8-K originally filed on June 4, 2007, and amended on July 2, 2007, by Paramount with the SEC. STOCKHOLDERS

OF PARAMOUNT AND OTHER INTERESTED PERSONS ARE ADVISED TO READ PARAMOUNT'S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO IN CONNECTION WITH THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE IT CONTAINS IMPORTANT INFORMATION. Such persons may also read Paramount's final prospectus, dated October 21, 2005, as well as its periodic reports for more information about Paramount, its officers and directors and their interests in a successful completion of a business combination. Stockholders may obtain a copy of the definitive proxy statement and any supplements thereto, without charge, as well as Paramount's final prospectus and periodic reports, at the SEC's Internet site http://www.sec.gov or by directing a request to Paramount Acquisition Corp., 787 7th Avenue, 48th Floor, New York, NY 10019.

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Jerry Silva and Steven Silva Enter into Put Option Agreements with Investors
Paramount Announces Postponement of Special Meeting to October 22, 2007